EXHIBIT 99.2

This presentation contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and are subject to risks, uncertainties, and other factors that could cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, competition, programming availability and quality, technological developments, developmental difficulties and delays, relationships with clients and property owners, the availability of capital to finance growth, the impact of government regulations, the occurrence of one or more future terrorist attacks, wars, public health concerns or other domestic or international crises and other factors detailed, from time to time, in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Slide 1

(in millions) Steady Revenue Growth FINANCIAL HIGHLIGHTS Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 TTM Revenue 200 207 212 217 221 224 230 235 240 243 247 250 254 258 TTM Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 Slide 2

Q2 2004 Q2 2003 % Change Movie Revenue $ 17.28 $ 17.73 - 2.6% Other Interactive Services 5.56 5.02 10.8% Total Per Guest Pay Room $ 22.84 $ 22.75 0.4% Q2 Revenue Per Room Analysis Occupancy Levels up Approximately 180 Basis Points Quarter over Quarter Digital Platform Installed in 46.9% of Rooms FINANCIAL HIGHLIGHTS Slide 3

Q1 '02 0.592 Q2 '02 0.575 Q3 '02 0.564 0 Q4 '02 0.556 0 Q1 '03 0.554 0 Q2 '03 0.552 0 Q3 '03 0.541 Q4 '03 0.564 Q1 '04 0.557 Q2 '04 0.562 Gross Profit Margin Slide 4 FINANCIAL HIGHLIGHTS 56.2% 55.2% Per-Room Gross Profit Increased 2.8% Quarter over Quarter

Operating Expenses Slide 5 Q2 2004 Q2 2003 % Change Guest Pay Operations Expense $ 2.97 $ 2.91 2.1% SG&A Expense 2.20 1.82 20.9% Total Operating Expenses $ 5.17 $ 4.73 9.3% FINANCIAL HIGHLIGHTS Q2 2003 - Operating Expenses Cut Dramatically Q2 2004 - Sarbanes-Oxley Compliance Costs Per room per month

(in millions) Increasing Operating Income exclusive of Depreciation & Amortization 1995 Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Operating Income exclusive of Depreciation & Amortization 15.9 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 82.6 83.2 84.9 86.7 87.6 Occupancy 0.251 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 FINANCIAL HIGHLIGHTS TTM Slide 6

2000 423 2001 456 2002 439 0 2003 405 0 Q2 2003 408 0 Q3 2003 396 0 Q4 2003 391 Q1 2004 382 Q2 2004 373 New Installation Digital Capital per Room TAPE $423 $456 $439 Slide 7 FINANCIAL HIGHLIGHTS $405 $382 DIGITAL DIGITAL DIGITAL DIGITAL $373 DIGITAL

1st 6 Mo '02 -17.3 1st 6 Mo '03 -3.3 1st 6 Mo '04 2.1 Cash Flow Net Of Investing Slide 8 FINANCIAL HIGHLIGHTS $(3.3) (in millions) $(17.3) $2.1

(in millions) FINANCIAL HIGHLIGHTS Slide 9 Cash from Operations Analysis - First 6 Months 2004 2003 Cash from Operations $ 28.2 $ 25.8 Corporate Capital/Minor Extensions (5.8) (5.8) Digital Renewal Investment* (7.2) (7.1) Pre-Expansion Cash Flow $ 15.2 $ 12.9 New Room Investment** (13.1) (16.2) Post Expansion Cash Flow 2.1 (3.3) *Digital Upgrade Rooms 23,995 20,404 **New Digital Rooms 34,505 39,118 Debt Reduced $8.1 Million from 12/31/03

OUTLOOK Q3 & Full Year 2004 Guidance Q3 '04 Range FY' 04 Range Revenue $ 72.0 - $ 75.0 $ 269.0 - $273.0 Operating Income $ 5.0 - $ 6.5 $ 13.5 - $ 16.0 Operating Income exclusive of D & A $ 24.5 - $ 26.0 $ 91.0 - $ 93.5 Net Loss $ (4.5) - $ (3.0) $ (20.0) - $(17.5) EPS (Loss) $(0.26)- $(0.18) $ (1.32) - $(1.16) Capital Investment $ 14.0 - $ 15.0 $ 56.0 - $ 58.0 Net New Rooms 11,000 - 13,000 49,000 - 51,000 Slide 10 (in millions except per share)

A Stronger Balance Sheet - Cushion for Opportunities Reduced Debt By $47 Million - Debt Level to $313 Million Placed $12 Million Cash on Balance Sheet $75 Million Revolver Untouched 3.95 Million Additional Shares Improves Liquidity Leverage Ratio Improved from 4.1x to 3.6x Interest Expense Drops by $3.1 Million Annually Transaction Rationale for Equity Offering Slide 11 FINANCIAL HIGHLIGHTS

Improving Liquidity Metrics Debt $360.2 $313.2 Cash on Balance Sheet $ 2.9 $ 15.3 Debt Ratios 4.2x 3.6x Slide 12 Q2 2004 Proforma Q2 2004 Equity Offering Closed on 7/6/04 3.95 Million Shares Issued - $60 Million Raised Strengthens the Balance Sheet (in millions) FINANCIAL HIGHLIGHTS

Acacia Patent Agreement Sold HSIA "Redirection" Patent to Acacia Acacia to Enforce Licensing Rights for Patent Licensing Revenues Split Between LodgeNet & Acacia LodgeNet Retains Use Rights & May Reacquire Patent if certain Revenue Levels not Attained "Cash Flow Without Capital" Opportunity STRATEGIC INITIATIVES Slide 13

New Healthcare Initiative "Cash Flow Without Capital" Business Model McKesson: #1 Player in Healthcare Services & Info Tech Leverage SigNETureTV Technology into Healthcare Market Size: 970,000 Beds in 5,800 Facilities System Sale with Recurring Revenue for Service & Content Pilot System in Birmingham - This Fall STRATEGIC INITIATIVES Slide 14

Copyright 2004 LodgeNet Entertainment Corporation All rights reserved. Slide 15

Slide 16 Reconciliation of Operating Income exclusive of Depreciation & Amortization Operating Income exclusive of Depreciation and Amortization = Operating Income + D&A (12 months trailing)